Filed Pursuant to Rule 497
Registration No. 333-178695

CLEARBRIDGE ENERGY MLP FUND INC.

SUPPLEMENT NO. 3 DATED JANUARY 9, 2015 TO

PROSPECTUS DATED APRIL 2, 2014

Recent developments

On January 8, 2015, ClearBridge Energy MLP Fund Inc. (the “Fund”) completed the private placement of 420 shares of Mandatory Redeemable Preferred Stock with an aggregate liquidation preference of $42 million (“MRPS”). Net proceeds from the offering will be used to make new portfolio investments and for general corporate purposes.

The table below summarizes the key terms of the MRPS.

Security	Aggregate Liquidation Preferences	Shares	Rate	Liquidation Preference	Maturity

Mandatory Redeemable Preferred Stock

Series A	$19 million	190	3.85%	$100,000	1/08/21

Series B	$23 million	230	4.18%	$100,000	1/08/23